                                                                   Exhibit 10.28

                                CLOSING AGREEMENT

         THIS CLOSING AGREEMENT (this "Agreement") is made as of January 7, 1999, by and among AT&T Wireless PCS, Inc., a Delaware corporation ("AT&T PCS"), TWR Cellular, Inc., a Maryland corporation ("TWR"), the cash equity investors listed on the signature pages hereto (the "Cash Equity Investors"), Airwave Communications, LLC (f/k/a Mercury PCS, LLC), a Mississippi limited liability company ("Mercury I"), Digital PCS, LLC (f/k/a Mercury PCS II, LLC), a Mississippi limited liability company ("Mercury II"), the management stockholders listed on the signature pages hereto (the "Management Stockholders"), certain members of Mercury I listed on the signature pages hereto (the "Mercury Investor Indemnitors") and Tritel, Inc., a Delaware corporation (the "Company").

         Background. AT&T PCS, TRW, the Cash Equity Investors, the Management Stockholders (other than William Arnett), and the Company are parties to that certain Securities Purchase Agreement dated as of May 20, 1998 (the "Securities Purchase Agreement"). Closing of the transactions contemplated by the Securities Purchase Agreement is occurring as of the date hereof. In accordance with
Section 6.10(b) of the Securities Purchase Agreement, the Mercury Investor Indemnitors have elected to receive a distribution of the Escrowed Shares. In connection therewith, the parties desire to set forth their understandings regarding certain matters set forth herein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing Background, the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

         1. Additional Purchasers. Pursuant to the Additional Offering, The Manufacturers' Life Insurance Company (U.S.A.) agreed to invest an aggregate amount of $10,000,000 and Triune PCS, LLC increased its commitment to invest to $24,139,040. DC Investment Partners Exchange Fund LP and FCA Venture Partners I, LP assigned their rights and interest as Cash Equity Investors in the Securities Purchase Agreement to FCA Venture Partners II, LP, which has assumed all of their obligations thereunder as Cash Equity Investors.

         2. Name Changes. On June 22, 1998, Mercury PCS, LLC and Mercury PCS II, LLC (signatories to the Securities Purchase Agreement) changed their names to "Airwave Communications, LLC" and "Digital PCS, LLC", respectively.

         3. Legal Structure. Pursuant to Section 5.5(d) of the Securities Purchase Agreement, the Company hereby provides notice of the following matters. Attached hereto as Exhibit I is a legal structure chart that depicts the ownership of the Company's Subsidiaries. AirCom PCS, Inc. and QuinCom, Inc. have been formed under the laws of the State of Alabama. All of the other Subsidiaries have been formed under the laws of the State of Delaware. The Company has been qualified to conduct business in the State of Mississippi. Tritel Communications, Inc.

("Tritel Communications") has been qualified to conduct business in the States of Alabama, Kentucky, Mississippi and Tennessee. Tritel Finance, Inc. has been qualified to conduct business in the States of Alabama, Kentucky, Mississippi and Tennessee. Tritel Holding Corp. has been qualified to do business in Mississippi.

         4. Updating of Schedules. The following Schedules to the Securities Purchase Agreement are replaced and updated as of the date hereof as set forth in the corresponding Schedules listed below and attached hereto:

                 Schedule I       Cash Equity Investors and Commitments
                 Schedule IV      Mercury Licenses (Supplemented, not replaced)
                 Schedule V       Alabama Licenses (Supplemented, not replaced)
                 Schedule VII     Securities Issued at Closing
                 Schedule 1.1     Permitted Expenditures
                 Schedule 2.8     Assumed Mercury Debt
                 Schedule 4.7     Litigation
                 Schedule 5.3(a)  Proceedings Affecting Mercury Licenses
                 Schedule 5.4     Cash Equity Loans

         5. Certain Definitional Changes. The following definitions shall supersede and replace the definitions of such terms (or shall add new defined terms) that are contained in Article I of the Securities Purchase Agreement:

            "Bridge Loan Agreement" means (i) from May 20, 1998 until December 14, 1998, the agreement between Mercury I and Lucent, dated as of October 31, 1997, to provide a credit facility having aggregate commitments of at least $15 million, as the same may have been amended, modified or supplemented in accordance with the terms thereof, and (ii) beginning December 15, 1998, the agreement between Mercury I and Ericsson, dated as of December 15, 1998, to provide a credit facility having an aggregate commitment of up to $28.5 million, as the same may be amended, modified or supplemented in accordance with the terms thereof.

            "Credit Agreement" means the agreement among Tritel Holding Corp., a Delaware corporation that is a wholly-owned Subsidiary of the Company, the lenders and agents referred to therein, and any other parties who become lenders or agents thereunder, dated as of the Closing Date, to provide a credit facility having aggregate commitments of at least $550 million, as the same may be amended, modified or supplemented in accordance with the terms thereof.

            "Ericsson" means Ericsson Inc.

            "Old Mercury Expenses" means (i) legal fees and related disbursements, fines, settlements and judgments in each case documented in reasonable detail, payable by Mercury I or II in connection with the matters described on Schedule 4.7 or 5.3(a) which, as of the Closing Date, totals $20,284.02, and (ii) interest accrued and paid on Mercury II's indebtedness to the United States Department of the

            Treasury with respect to the Florida Licenses which, as of the Closing Date, totals $333,276.78.

         6. Resale Agreement. For purposes of Section 7.2(f) of the Securities Purchase Agreement only, the term "Related Agreements" shall exclude the Resale Agreement, which shall not be executed on the date hereof, but rather shall be executed and delivered in accordance with the provisions contained in Section
8.11 of the Stockholders' Agreement.

         7. Employment of Executives. The Employment Agreements with each of the Management Stockholders have been entered into by Tritel Communications, a wholly owned indirect Subsidiary of the Company, as the employer of the Management Stockholders.

         8. Company Operations. It is contemplated that the operations of the Company shall be conducted through wholly owned direct or indirect Subsidiaries. However, certain documents executed, or to be executed, in connection with the Closing (including, without limitation, the Stockholders' Agreement, the Network Membership License Agreement, the Roaming Agreement and the Resale Agreement) provide that the Company shall enter into agreements or conduct the Company's operations. Notwithstanding the foregoing, the parties acknowledge and consent that one or more of the Company's Subsidiaries have entered, or may enter, into such agreements or conduct such operations. The parties hereto consent to such Subsidiaries entering into such agreements or conducting such operations on the condition that (i) such Subsidiaries shall at all times be direct or indirect wholly-owned Subsidiaries of the Company, and (ii) the Company shall cause such wholly-owned Subsidiaries to perform the obligations and conduct such operations of the Company or such wholly-owned Subsidiaries, as the case may be, required to be performed or conducted by the Company or such wholly-owned Subsidiaries, as the case may be, under such agreements.

         9. Consents to Pre-Closing Activities. The following transactions or actions have been previously authorized by the board of directors of the Company with the oral consent of authorized representatives of AT&T PCS, TWR and Cash Equity Investors representing 66-2/3% of the Aggregate Commitment. AT&T PCS and the Cash Equity Investors hereby ratify and confirm their consent to the following transactions or actions taken by the Company (or any of its Subsidiaries) which, pursuant to Section 6.8 of the Securities Purchase Agreement, required the consent of AT&T PCS and Cash Equity Investors:

         (a) the execution of RF engineering services contract with Galaxie Personal Communications Services, Inc. d/b/a Galaxy Engineering Services;

         (b) the employment and compensation of employees in accordance with resolutions adopted at the June 17, 1998, meeting of the directors of the Company and reflected in the minutes thereof;

         (c) the execution of site acquisition services contract with SpectraSite Communications, Inc.;

         (d) the lease of headquarters and possible switch space at the 111 Capitol Building;

         (e) the execution of a program and construction management services agreement with Bechtel; and

         (f) the execution of lease of office space at River Oaks Office Plaza, Flowood, Mississippi, for customer service, billing and other purposes.

         10. Return of Spectrum. In accordance with the provisions of Section
6.14 of the Securities Purchase Agreement, Mercury I and Central Alabama elected the "disaggregation option" pursuant to the FCC's Order on Reconsideration of the Second Report and Order, FCC 98-46 (released March 24, 1998) with respect to the C-Block Mercury Licenses and the Alabama Licenses.

         11. Option Agreement. Notwithstanding the provisions of Section 6.15 of the Securities Purchase Agreement, the Option Agreement is being entered into simultaneously herewith.

         12. Restated By-Laws. The form of Restated By-Laws attached as Exhibit D to the Securities Purchase Agreement is amended, replaced and superseded in its entirety by Exhibit A to the Stockholders Agreement executed simultaneously herewith.

         13. Capitalization. The authorized capital stock of the Company as of the date hereof is reflected in the Restated Certificate of Incorporation of the Company in the form attached as Exhibit B to the Stockholders Agreement executed simultaneously herewith rather than as set forth in Section 5.5(b)(ii) of the Securities Purchase Agreement. Exhibit E to the Securities Purchase Agreement is amended, replaced and superseded in its entirety by Exhibit B to the Stockholders Agreement executed simultaneously herewith.

         14. Central Alabama. Mercury I has assigned all of its right, title and interest in and to the Central Alabama Agreement to the Company and the Alabama Licenses shall be transferred directly to AirCom PCS, Inc., an indirect Subsidiary of the Company. The Central Alabama Agreement was previously amended by Mercury I in accordance with the requirements of Section 6.16 of the Securities Purchase Agreement.

         15. Collateral Agency Agreement. Each party hereto, other than the Company, that is a Mercury Indemnified Party, as defined in the Collateral Agency Agreement attached hereto as Exhibit II:

         (a) appoints the Company as its agent to execute, deliver and perform on its behalf such Collateral Agency Agreement in the form of such exhibit and pursuant thereto to appoint the collateral agent named therein as its agent to hold any collateral specified therein and

         (b) acknowledges that it shall be bound by such agreement, when so executed, as if it were a party thereto.

This Section 15 shall inure to the benefit of the Company and each other party to such Collateral Agency Agreement.

         16. Certain Mercury Transactions. The second sentence of Section 6.10(c) of the Securities Purchase Agreement is deleted in its entirety.

         17. Mercury Investor Indemnitors. By executing this Agreement, each Mercury Investor party hereto hereby elects to give written notice to Mercury I and Mercury II that it elects to receive its Escrowed Shares and, effective upon the transfer of ownership of such Escrowed Shares to a Mercury Investor Indemnitor, such Mercury Investor Indemnitor joins in the execution of (i) the Stockholders Agreement of even date herewith, and (ii) that certain Investors Stockholders' Agreement by and among the Company, the Cash Equity Investors (which, for purposes of such agreement, includes Mercury I and Mercury II) and AT&T PCS of even date herewith, all in accordance with Section 6.10(b) of the Securities Purchase Agreement.

         18. License Transfers. In accordance with its rights under Sections 2.1 and 2.3 of the Securities Purchase Agreement, the Company hereby directs the assignors thereof to transfer each license to the Company's indirect Subsidiary designated below:

Subsidiary                   Call Sign          Market No.           Freq. Block
--------------------------------------------------------------------------------

AirCom PCS, Inc.            KNLF457                B305                   C
AirCom PCS, Inc.            KNLF604                B017                   C
AirCom PCS, Inc.            KNLF605                B044                   C
AirCom PCS, Inc.            KNLF606                B108                   C
AirCom PCS, Inc.            KNLF607                B158                   C
AirCom PCS, Inc.            KNLF608                B198                   C
AirCom PCS, Inc.            KNLF609                B450                   C
ClearCall, Inc.             KNLF287                B232                   A
ClearWave, Inc.             KNLF256                B290                   B
ClearWave, Inc.             KNLF256                B210                   B
ClearWave, Inc.             KNLF256                B449                   B
ClearWave, Inc.             KNLF256                B175                   B
ClearWave, Inc.             KNLF256                B292                   B
ClearWave, Inc.             KNLF256                B094                   B
ClearWave, Inc.             KNLF256                B315                   B
ClearWave, Inc.             KNLF256                B455                   B
DigiCall, Inc.              KNLG908                B042                   F
DigiCall, Inc.              KNLG918                B186                   F
DigiCall, Inc.              KNLG922                B246                   E
DigiCall, Inc.              KNLG925                B269                   F
DigiCom, Inc.               KNLG923                B263                   F
DigiCom, Inc.               KNLG909                B052                   F
DigiNet PCS, Inc.           KNLF286                B314                   B
DigiNet PCS, Inc.           KNLF286                B083                   B
DigiNet PCS, Inc.           KNLF286                B096                   B
Global PCS, Inc.            KNLF251                B263                   A
Global PCS, Inc.            KNLF251                B252                   A
Global PCS, Inc.            KNLF251                B052                   A
Global PCS, Inc.            KNLF251                B338                   A

Global PCS, Inc.            KNLF251                B098                   A
Global PCS, Inc.            KNLF251                B423                   A
Global PCS, Inc.            KNLF251                B273                   A
NexCom, Inc.                KNLF221                B076                   A
NexCom, Inc.                KNLF221                B334                   A
NexCom, Inc.                KNLF221                B384                   A
NexCom, Inc.                KNLF221                B102                   A
NexCom, Inc.                KNLF221                B085                   A
NexCom, Inc.                KNLF221                B237                   A
QuinCom, Inc.               KNLG933                B415                   F
QuinCom, Inc.               KNLG912                B115                   F
QuinCom, Inc.               KNLG914                B146                   F
QuinCom, Inc.               KNLG927                B302                   F
QuinCom, Inc.               KNLG928                B305                   F

The above license transfers are intended to be treated in the following manner for federal income tax purposes:

         (a) Each assignor thereof transferred their license to the Company in exchange for securities of the Company pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code");

         (b) The Company transferred each of the above listed licenses to Tritel Holding Corp. solely in constructive exchange for securities of Tritel Holding Corp. under Section 351 of the Code.

         (c) Tritel Holding Corp. transferred the licenses listed below to either Tritel A/B Holding Corp. or Tritel C/F Holding Corp., as applicable, as designated below, solely in constructive exchange for securities of Tritel A/B Holding Corp. or Tritel C/F Holding Corp., as applicable, under Section 351 of the Code.

                            Tritel A/B Holding Corp.
                       -----------------------------------

  Call Sign                       Market No.                     Freq. Block
--------------------------------------------------------------------------------

   KNLF287                           B232                             A
   KNLF256                           B290                             B
   KNLF256                           B210                             B
   KNLF256                           B449                             B
   KNLF256                           B175                             B
   KNLF256                           B292                             B
   KNLF256                           B094                             B
   KNLF256                           B315                             B
   KNLF256                           B455                             B
   KNLF286                           B314                             B

   KNLF286                           B083                             B
   KNLF286                           B096                             B
   KNLF251                           B263                             A
   KNLF251                           B252                             A
   KNLF251                           B052                             A
   KNLF251                           B338                             A
   KNLF251                           B098                             A
   KNLF251                           B423                             A
   KNLF251                           B273                             A
   KNLF221                           B076                             A
   KNLF221                           B334                             A
   KNLF221                           B384                             A
   KNLF221                           B102                             A
   KNLF221                           B085                             A
   KNLF221                           B237                             A


                            Tritel C/F Holding Corp.
                        ---------------------------------

  Call Sign                        Market No.                     Freq. Block
--------------------------------------------------------------------------------

   KNLF457                            B305                             C
   KNLF604                            B017                             C
   KNLF605                            B044                             C
   KNLF606                            B108                             C
   KNLF607                            B158                             C
   KNLF608                            B198                             C
   KNLF609                            B450                             C
   KNLG908                            B042                             F
   KNLG918                            B186                             F
   KNLG922                            B246                             E
   KNLG925                            B269                             F
   KNLG923                            B263                             F
   KNLG909                            B052                             F
   KNLG933                            B415                             F
   KNLG912                            B115                             F
   KNLG914                            B146                             F
   KNLG927                            B302                             F
   KNLG928                            B305                             F

         (d) Tritel A/B Holding Corp. transferred the licenses designated as being transferred to it under subparagraph (b) above to the following Subsidiaries as designated below, solely in constructive exchange for securities of such Subsidiary under Section 351 of the Code.

                            Tritel A/B Holding Corp.
                  ---------------------------------------------

    Subsidiary        Call Sign              Market No.          Freq. Block
--------------------------------------------------------------------------------

ClearCall, Inc.        KNLF287                  B232                  A
ClearWave, Inc.        KNLF256                  B290                  B
ClearWave, Inc.        KNLF256                  B210                  B
ClearWave, Inc.        KNLF256                  B449                  B
ClearWave, Inc.        KNLF256                  B175                  B
ClearWave, Inc.        KNLF256                  B292                  B
ClearWave, Inc.        KNLF256                  B094                  B
ClearWave, Inc.        KNLF256                  B315                  B
ClearWave, Inc.        KNLF256                  B455                  B
DigiNet PCS, Inc.      KNLF286                  B314                  B
DigiNet PCS, Inc.      KNLF286                  B083                  B
DigiNet PCS, Inc.      KNLF286                  B096                  B
Global PCS, Inc.       KNLF251                  B263                  A
Global PCS, Inc.       KNLF251                  B252                  A
Global PCS, Inc.       KNLF251                  B052                  A
Global PCS, Inc.       KNLF251                  B338                  A
Global PCS, Inc.       KNLF251                  B098                  A
Global PCS, Inc.       KNLF251                  B423                  A
Global PCS, Inc.       KNLF251                  B273                  A
NexCom, Inc.           KNLF221                  B076                  A
NexCom, Inc.           KNLF221                  B334                  A
NexCom, Inc.           KNLF221                  B384                  A
NexCom, Inc.           KNLF221                  B102                  A
NexCom, Inc.           KNLF221                  B085                  A
NexCom, Inc.           KNLF221                  B237                  A

      (e) Tritel C/F Holding Corp. transferred the licenses designated as being transferred to it under subparagraph (b) above to the following Subsidiaries as designated below, solely in constructive exchange for securities of such Subsidiary under Section 351 of the Code.

                            Tritel C/F Holding Corp.
                  ---------------------------------------------

     Subsidiary       Call Sign              Market No.          Freq. Block
--------------------------------------------------------------------------------

AirCom PCS, Inc.       KNLF457                  B305                  C
AirCom PCS, Inc.       KNLF604                  B017                  C
AirCom PCS, Inc.       KNLF605                  B044                  C
AirCom PCS, Inc.       KNLF606                  B108                  C
AirCom PCS, Inc.       KNLF607                  B158                  C
AirCom PCS, Inc.       KNLF608                  B198                  C

AirCom PCS, Inc.       KNLF609                  B450                  C
DigiCall, Inc.         KNLG908                  B042                  F
DigiCall, Inc.         KNLG918                  B186                  F
DigiCall, Inc.         KNLG922                  B246                  E
DigiCall, Inc.         KNLG925                  B269                  F
DigiCom, Inc.          KNLG923                  B263                  F
DigiCom, Inc.          KNLG909                  B052                  F
QuinCom, Inc.          KNLG933                  B415                  F
QuinCom, Inc.          KNLG912                  B115                  F
QuinCom, Inc.          KNLG914                  B146                  F
QuinCom, Inc.          KNLG927                  B302                  F
QuinCom, Inc.          KNLG928                  B305                  F

         19. Company Stock Option Plans. The board of directors of the Company has adopted the Tritel, Inc. 1999 Stock Option Plan and the Tritel, Inc. 1999 Stock Option Plan for Nonemployee Directors in the forms attached as Exhibits III and IV, respectively. All parties hereto, as shareholders of the Company, hereby approve the adoption of such plans.

         20. Consent to Assignment of Rights. The Parties hereto consent to the assignment by the Company to Toronto Dominion (Texas), Inc., as Administrative Agent for itself and on behalf of the Lenders named in the Loan Agreement, dated as of January 7, 1999, among Tritel Holding Corp., the Company, the Lenders named therein and Toronto Dominion (Texas), Inc. ("Toronto Dominion") pursuant to the Assignment of Rights, dated as of January 7, 1999, among the Company and Toronto Dominion (the "Assignment") of the Assigned Provisions (as defined in the Assignment). Each Cash Equity Investor and other stockholder of the Company agrees to be bound by all of the terms of the Assignment as if each such party was a Stockholder named therein and a party thereto.

         21. APPP. The Company agrees to execute a counterpart of the Affiliate Phone Purchase Program Agreement substantially in the form attached as Exhibit V with such changes therein as AT&T shall reasonably require.

         22. Ericsson Supply Agreement. AT&T PCS and each Cash Equity Investor party hereto consent to the Company's execution of that certain Acquisition Agreement among Ericsson Inc., Tritel Communications and Tritel Finance, Inc. effective December 30, 1998, (conditioned upon the approval of the boards of directors of Tritel Communications and Tritel Finance, Inc.).

         23. Central Alabama Partnership Joinder. Upon the transfer of ownership of Series C Preferred Stock of the Company to Central Alabama Partnership, L.P. 132 ("CAP"), CAP shall be joined as a party to the Stockholders Agreement and the Investors's Stockholders Agreement, and shall be treated under such agreements as a Cash Equity Investor for all purposes thereunder.

         24. Ericsson Loans. Pursuant to the Investor Loan Agreements and the Ericsson Commitment Letter, the parties hereto who are borrowers under the Investor Loan Agreements consent to the funding of the aggregate amount of $75,000,000 representing the loan amounts to be funded under such Investor Loan Agreements directly to the Company on behalf of such borrowers.

         25. Miscellaneous. The provisions of this Agreement modify the provisions of the Securities Purchase Agreement and any other document executed in connection therewith; and it is intended that such modifications constitute written amendments to the Securities Purchase Agreement or those documents, as applicable. Except for the modifications and other agreements stated above, all other terms and conditions, including as to governing law, of the Securities Purchase Agreement shall remain the same and continue in full force and effect and shall constitute the legally valid and binding obligations of the parties hereto enforceable in accordance with their terms.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

        IN WITNESS WHEREOF, each of the parties has executed or consent this Agreement to be executed by its duly authorized officers as of the date first written above.


                                       AT&T WIRELESS PCS INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       TWR CELLULAR, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       TRITEL, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       CASH EQUITY INVESTORS:

                                       TORONTO DOMINION INVESTMENTS, INC.


                                       By:
                                          --------------------------------------
                                          Name:  Martha L. Gariepy
                                          Title: Vice President


                                       ENTERGY WIRELESS COMPANY


                                       By:
                                          --------------------------------------
                                          Name:  Gary Fuqua
                                          Title: President and Chief Executive
                                                 Officer


                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:  Molly Fergusson
                                          Title: Managing Director

                                       WASHINGTON NATIONAL INSURANCE COMPANY


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       UNITED PRESIDENTIAL LIFE INSURANCE
                                       COMPANY


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       DRESDNER KLEINWORT BENSON PRIVATE EQUITY
                                       PARTNERS LP

                                       BY: DRESDNER KLEINWORT BENSON PRIVATE
                                           EQUITY MANAGERS LLC, AS ITS GENERAL
                                           PARTNER


                                       By:
                                          --------------------------------------
                                          Name:  Alexander P. Coleman
                                          Title: Authorized Signatory

                                       TRIUNE PCS, LLC, A DELAWARE LIMITED
                                       LIABILITY COMPANY

                                       BY: OAK TREE, LLC, A DELAWARE LIMITED
                                           LIABILITY COMPANY
                                           TITLE: MANAGER

                                       BY: TRIUNE INC., A DELAWARE CORPORATION
                                           TITLE: MANAGER


                                       By:
                                          --------------------------------------
                                          Name:  Kevin Shepherd
                                          Title: President

                                       FCA VENTURE PARTNERS II, L.P.

                                       BY: CLAYTON-DC VENTURE CAPITAL GROUP,
                                           LLC, ITS GENERAL PARTNER


                                       By:
                                          --------------------------------------
                                          Name:  D. Robert Crants, III
                                          Title: Manager


                                       CLAYTON ASSOCIATES, LLC


                                       BY:                                     ,
                                          -------------------------------------
                                          ITS MANAGING MEMBER


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       AIRWAVE COMMUNICATIONS, LLC (F/K/A
                                       MERCURY PCS, LLC)

                                       By: MSM, Inc., its Manager


                                           By:
                                              ----------------------------------
                                              Name:  E.B. Martin, Jr.
                                              Title: Vice President


                                       DIGITAL PCS, LLC (F/K/A MERCURY PCS II,
                                       LLC)

                                       By: MSM, Inc., its Manager


                                           By:
                                              ----------------------------------
                                              Name:  E.B. Martin, Jr.
                                              Title: Vice President

                                       THE MANUFACTURERS' LIFE INSURANCE
                                       COMPANY (U.S.A.)


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       TRILLIUM PCS, LLC


                                       By:
                                          --------------------------------------
                                          Name:  William M. Mounger, II
                                          Title: Manager

                                       MERCURY INVESTOR INDEMNITORS:


                                       SOUTHERN FARM BUREAU LIFE INSURANCE
                                       COMPANY


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       M3, LLC


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       MCCARTY COMMUNICATIONS, LLC


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       MERCURY PCS INVESTORS, LLC


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       DC INVESTMENT PARTNERS EXCHANGE FUND,
                                          L.P.

                                       BY: DC INVESTMENT PARTNERS, LLC, ITS
                                           GENERAL PARTNER


                                           By:
                                              ----------------------------------
                                              Name:  D. Robert Crants, III
                                              Title: Manager


                                       FCA VENTURE PARTNERS I, L.P.

                                       BY: DC INVESTMENT PARTNERS, LLC, ITS
                                           GENERAL PARTNER


                                           By:
                                              ----------------------------------
                                              Name:  D. Robert Crants, III
                                              Title: Manager


                                       CLAYTON ASSOCIATES, LLC


                                       BY:                                     ,
                                          -------------------------------------
                                          ITS MANAGING MEMBER


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       MANAGEMENT STOCKHOLDERS:


                                       -----------------------------------------
                                       William M. Mounger, II


                                       -----------------------------------------
                                       E.B. Martin, Jr.


                                       -----------------------------------------
                                       Jerry M. Sullivan, Jr.

                                    EXHIBIT I


                              Legal Structure Chart
                              ---------------------

                           TRITEL CORPORATE STRUCTURE

                                                ---------------------------
                                                        TRITEL, INC.
                                                       Delaware Corp.
                                                ---------------------------
                                                             |
                                                ---------------------------
                                                    TRITEL HOLDING CORP.
                                                       Delaware Corp.
                                                ---------------------------
                                                             |
              -----------------------------------------------------------------------------------------------
             |                               |                                |                              |
---------------------------     ---------------------------     ---------------------------     ---------------------------
 TRITEL A/B HOLDING CORP.        TRITEL C/F HOLDING CORP.       TRITEL COMMUNICATIONS, INC.        TRITEL FINANCE, INC.
      Delaware Corp.                  Delaware Corp.                  Delaware Corp.                  Delaware Corp.
---------------------------     ---------------------------     ---------------------------     ---------------------------
             |                               |
---------------------------     ---------------------------
       NEXCOM, INC.                  AIRCOM PCS, INC.
      Delaware Corp.                  Delaware Corp.
---------------------------     ---------------------------
             |                               |
---------------------------     ---------------------------
      CLEARCALL, INC.                  QUINCOM, INC.
      Delaware Corp.                  Delaware Corp.
---------------------------     ---------------------------
             |                               |
---------------------------     ---------------------------
     GLOBAL PCS, INC.                  DIGICOM, INC.
      Delaware Corp.                  Delaware Corp.
---------------------------     ---------------------------
             |                               |
---------------------------     ---------------------------
      CLEARWAVE, INC.                 DIGICALL, INC.
      Delaware Corp.                  Delaware Corp.
---------------------------     ---------------------------
             |
---------------------------
     DIGINET PCS, INC.
      Delaware Corp.
---------------------------

                                   EXHIBIT II

                           COLLATERAL AGENCY AGREEMENT


See attached.

                                   EXHIBIT III

                       TRITEL, INC. 1999 STOCK OPTION PLAN


See attached.

                                   EXHIBIT IV

         TRITEL, INC. 1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


See attached.

                                    EXHIBIT V

                   AFFILIATE PHONE PURCHASE PROGRAM AGREEMENT


See attached.

                                   Schedule I

                      CASH EQUITY INVESTORS AND COMMITMENTS


                                                   AGGREGATE       INITIAL CASH          SECOND
             CASH EQUITY INVESTORS                 COMMITMENT      CONTRIBUTION     FUNDING 9/30/99
             ---------------------                 ----------      ------------     ---------------
Washington National Insurance Company             $25,000,000       $16,666,667         $8,333,333

United Presidential Life Insurance Company         25,000,000        16,666,667          8,333,333

Trillium PCS, LLC                                   2,000,000         1,333,333            666,667

Dresdner Kleinwort Benson Private Equity
Partners LP                                        30,000,000        20,000,000         10,000,000

Entergy Wireless Corporation                       20,000,000        13,333,333          6,666,667

Triune, Inc.                                       24,139,040        16,092,694          8,046,346

Toronto Dominion Investments, Inc.                  5,000,000         3,333,333          1,666,667

General Electric Capital Corporation                2,500,000         1,666,667            833,333

The Manufacturers' Life Insurance Company
(U.S.A.)                                           10,000,000         6,666,667          3,333,333

FCA Venture Partners II, LP                         5,500,000         3,666,667          1,833,333

Clayton Associates, LLC                               100,000            66,667             33,333

Digital PCS, LLC                                    2,976,401         2,976,401                -0-
---------------------------------------------------------------------------------------------------
Airwave Communications, LLC                        11,163,079        11,163,079                -0-
                                                  -----------       -----------         ----------
TOTAL                                             163,369,520       113,623,175         49,746,345

                                   Schedule IV

                                MERCURY LICENSES

--------------------------------------------------------------------------------
MARKET NUMBER                  FREQUENCY BLOCK              LICENSE DESCRIPTION
--------------------------------------------------------------------------------
     017                              C                         Anniston, AL
--------------------------------------------------------------------------------
     044                              C                        Birmingham, AL
--------------------------------------------------------------------------------
     108                              C                         Decatur, AL
--------------------------------------------------------------------------------
     158                              C                         Gadsden, AL
--------------------------------------------------------------------------------
     198                              C                        Huntsville, AL
--------------------------------------------------------------------------------
     450                              C                        Tuscaloosa, AL
--------------------------------------------------------------------------------

                             MERCURY PCS II LICENSES

--------------------------------------------------------------------------------
MARKET NUMBER                  FREQUENCY BLOCK              LICENSE DESCRIPTION
--------------------------------------------------------------------------------
     042                              F                          Biloxi, MS
--------------------------------------------------------------------------------
     415                              F                          Selma, AL
--------------------------------------------------------------------------------
     115                              F                    Dothan-Enterprise, AL
--------------------------------------------------------------------------------
     146                              F                         Florence, AL
--------------------------------------------------------------------------------
     186                              F                       Hattiesburg, MS
--------------------------------------------------------------------------------
     246                              E                          Laurel, MS
--------------------------------------------------------------------------------
     269                              F                          McComb, MS
--------------------------------------------------------------------------------
     302                              F                          Mobile, AL
--------------------------------------------------------------------------------
     305                              F                        Montgomery, AL
--------------------------------------------------------------------------------
     263                              F                        Louisville, KY
--------------------------------------------------------------------------------
     052                              F                      Bowling Green, KY
--------------------------------------------------------------------------------

                                   Schedule V

                                ALABAMA LICENSES

--------------------------------------------------------------------------------
 MARKET NUMBER                  FREQUENCY BLOCK              LICENSE DESCRIPTION
--------------------------------------------------------------------------------
      305                              C                        Montgomery, AL
--------------------------------------------------------------------------------

                                  Schedule VII

                          SECURITIES ISSUED AT CLOSING


See attached.

                                  Schedule 1.1

                             PERMITTED EXPENDITURES
                         MAY 1, 1998 - NOVEMBER 30, 1998
                        (REFLECTS AMOUNTS ACTUALLY SPENT)


Site Acquisition                                             $     703,000

Plant Operating Expense                                          1,191,000

Sales & Marketing                                                  313,000

General & Administrative                                         5,054,000

License Note Interest                                            2,707,000
                                                             -------------

TOTAL                                                        $   9,968,000

                         GENERAL & ADMINISTRATIVE DETAIL

Billing/ Accounting/ Computers/ Other Software Costs         $   1,034,000

Office Equipment/ Furniture/ Leasehold Improvements                778,000

Rent, Utilities, & Misc Office Expense                             175,000

Filing Fees                                                        136,000

Employee Salaries and Related Expenses                           1,888,000

G&A Travel                                                         148,000

G&A Legal/Accounting/Consulting                                    895,000
                                                             -------------

TOTAL                                                        $   5,054,000
                                                             =============

                                  Schedule 2.8

                              ASSUMED MERCURY DEBT


           Ericsson Inc. debt                               22,100,000.00

           FCC debt on C Block                              31,945,000.00

           FCC debt on F Block                               9,458,000.00

           Accrued interest on FCC debt                      1,320,000.00

           Accrued interest on N/P to Ericsson Inc.             87,000.00

           Note Payable to Airwave Communications, LLC      12,069,000.00
           including interest by Digital PCS, LLC

        The Company will also receive a Note Receivable Airwave Communications, LLC holds from Digital PCS, LLC for $12,069,000. There is no net effect to the Company.

        The Company will also assume up to $10,000,000 of trade liabilities, payroll related liabilities and other current liabilities incurred in the ordinary course of the business, an estimate of which, as of November 30, 1998, is set forth on Annex I of this Schedule 2.8.

                             ANNEX I TO SCHEDULE 2.8

                           Assumed Mercury obligations
                        Estimated as of November 30, 1998


                    Vendor                                  Amount
                    ------                                  ------

Galaxy                                                    $3,686,000

WFI                                                        2,077,000

Spectrasite                                                  681,000

Global Mobility                                               56,000

Geotrans Wireless                                            369,000

Bechtel                                                      844,000

Ikon                                                         201,000

Legal Fees                                                   187,100

Payroll                                                      584,100

Cell/Switch site leases                                       73,200

Lease options                                                 28,000

Office furniture & equipment                                  42,600

Equipment rentals                                             12,100

Office supplies                                               32,500

Telephone                                                     55,400

Temp services                                                  8,900

Recruiting & relocation                                       22,700

Office rent & utilities                                       45,900

Temporary living                                              12,400

Travel, meals & lodging expense                               54,100

Accounting services                                           16,700

Professional services                                         99,000

Other                                                         34,900
                                                     ----------------------

                                                          $9,223,600
                                                     ======================

                                  Schedule 4.7

                                   LITIGATION


See Items 1(A-C) under "Mercury Consents" on Schedule 4.6

Also:

Edwin Welsh v. Mercury PCS, LLC, Mercury PCS II, LLC, MSM, Inc., Mercury
        Wireless Management, Inc., William M. Mounger, II, Jerry Sullivan, and
        E. B. Martin, Chancery Court of the First Judicial District of Hinds County, Mississippi, Cause No. G97-561013.

        The plaintiff, who had been an employee of Mercury Communications Company prior to the FCC's C-Block PCS auction, filed the above complaint individually and derivatively "as a beneficial shareholder" of Mercury Wireless Management, Inc. ("MWM"). The plaintiff has claimed wrongful termination of employment, breach of contract (including breach of an alleged employment agreement), usurpation of corporate opportunities, breach of fiduciary duties and other matters, and seeks actual and punitive damages in an unspecified amount, as well as attorneys fees and court costs. The plaintiff also seeks an order requiring that the stock of MWM or the "Mercury company which owns the PCS licenses" equal to 5% of Messrs. Mounger, Sullivan and Martin's collective interests be issued to him. Further, he seeks an order compelling the defendants to transfer all PCS licenses to MWM, and he seeks to impose a constructive trust upon the PCS licenses in an amount equal to 5% of the "collective interests" of Messrs. Mounger, Sullivan and Martin.

                                 Schedule 5.3(a)

                     PROCEEDINGS AFFECTING MERCURY LICENSES


See Items 1(A-C) under "Mercury Consents" on Schedule 4.6.

See also Item 1 under "Litigation" on Schedule 4.7, as amended herein.

                                  Schedule 5.4

                                CASH EQUITY LOANS


                                                                $ AMOUNT OF
                                                                CASH EQUITY
                   CASH EQUITY INVESTORS                            LOAN
                   ---------------------                            ----

Washington National Insurance Company United                    $12,500,000

United Presidential Life Insurance Company                       12,500,000

Trillium PCS, LLC                                                 1,000,000

Dresdner Kleinwort Benson Private Equity Partners LP             15,000,000

Triune PCS, Inc.                                                 12,069,520

Airwave Communications LLC                                       11,163,079

Digital PCS, LLC                                                  2,967,401

FCA Venture Partners II, LP                                       2,750,000

Clayton Associates LLC                                               50,000

The Manufacturers Life Insurance Company (U.S.A.)                 5,000,000